                                  EXHIBIT 10.1

                           BUSINESS PURCHASE AGREEMENT


               AGREEMENT made as of the 11th day of August, 1999, by and among Laminaire Corporation, a corporation duly organized, validly existing and in good standing under and by virtue of the laws of the State of New Jersey, with executive offices at 960 East Hazelwood Avenue, Rahway, New Jersey 07065 (hereinafter referred to as the "Seller") and The SL Group, Inc., a Nevada Corporation having an office at 100-31 S. Jersey Avenue, Setauket, New York 11733 (hereinafter referred to as the "Buyer").

                                 INTRODUCTION

                      WHEREAS, Seller wishes to sell, and Buyer is willing to purchase, all of business of Seller's Clean Room Distribution Product Group (sometimes referred to as the "Group") as listed in Exhibit A (the "Assets") from Seller in consideration of (a) 100,000 shares of Buyer's common stock, $.001 par value, (b) the assumption of certain liabilities of Seller, as listed in Exhibit B, and (c) delivery of promissory notes in the aggregate principal amount of $500,000 subject to the terms and conditions of this Agreement; and

                      WHEREAS, Seller is currently in default in the payment of Notes 1 and 2 (as defined below), and does not anticipate being able to satisfy these obligations based upon Seller's current revenues and cash flows.

                      NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, the parties intending to be legally bound hereby do hereby agree as follows:


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               1.     Purchase of Assets and Consideration.

                      (a) Purchase and Sale of Assets. In reliance on the representations and warranties, and subject to the terms and conditions hereinafter set forth, the Seller shall sell and deliver to Buyer, and the Buyer shall purchase and take delivery from Seller, on the Closing Date (as hereinafter defined), the Business as described herein. Buyer is not acquiring or purchasing any tangible assets as part of this agreement.

                      (b) Purchase Price. Subject to the adjustment at Closing in accordance with Section 1(c) below, the Purchase Price for the Seller's Stock shall be payable as follows, (i) assumption by Buyer of certain liabilities and obligations listed in Exhibit A, (ii) issuance by Buyer of a promissory note in the aggregate principal amount of $300,000, which note shall bear interest at the rate of eight percent per anum (the "First Note"), in the form of Exhibit C attached hereto, (iii) issuance by Buyer of a promissory note in the aggregate principal amount of $200,000, which note shall bear interest at the rate of eight percent per anum (the "Second Note")" , and (iv)100,000 shares of common stock of Buyer, $.001 par value, issued to Laminaire Corporation.

               2.     Closing

                      (a) Closing Date. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on ____ at 10:00 A.M. on such date.

                      (b) Place of Closing. The Closing shall take place at the offices of McLaughlin & Stern LLP., 260 Madison Avenue, 18th Floor. New York, New York 10016, or at such other place as the Sellers and the Purchaser may mutually agree upon in writing.

               3. Representations and Warrants of the Seller. The Seller represents, warrants and agrees as follows:


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         (a) Corporate.

                  (1) The Seller is a corporation duly organized, validly existing and in good standing under and by virtue of the laws of the State of New Jersey. The Seller is qualified to do business as a foreign corporation in such other states in which the ownership of its assets or the nature and conduct of its businesses requires such qualification and which are set forth in Schedule "2(a)" previously delivered to Buyer.

                  (2) The Seller has the power to own its property and to carry on its business as and where such are now conducted.

                  (3) Seller retained independent counsel to review all documents relating to this Agreement, and Seller acknowledges that McLaughlin & Stern, LLP is the attorney for Buyer.

                  (4) Seller shall continue to manage the Assets and Clean Room Distribution Product Group, pursuant to the Management and Fulfillment Agreement attached hereto as Exhibit ____. The term of the Management and Fulfillment Agreement will extend until the completion of Buyer's Initial Public Offering. Seller will execute a covenant not to compete that will have term extending three months longer than the Management and Fulfillment Agreement.

                  (5) This Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or laws affecting the rights and remedies of creditors generally, and (ii) the availability of the remedy of specific performance, injunctive relief or other equitable relief, whether applicable applied by a


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court of law or equity, including the exercise of judicial discretion in accordance with general principles of equity.

                      (b)    Financial.

                             Since _________, except as specified in
Schedule ____, the Clean Room Distribution Product Group segment of the business of the Seller has been carried on in the ordinary course in substantially the same manner as prior to that date, and the Seller has not:

                                    (i)     undergone any material adverse
change in the financial condition or in the operations or the business of the Seller for the Clean Room Distribution Product Group from that shown on the unaudited financial statements as of June 30, 1999 and audited financial statements as of December 31, 1998 (which financials are attached as Exhibit __) referred to in subsection (b)(1) of this Section 2;

                                    (ii)    changed any accounting principles
applicable to the books and records of the Seller; or

                                    (iii)   encountered any other event or
condition of any character, not in the ordinary course of business, that materially and adversely affect the results of operations or business of the Clean Room Distribution Product Group except for matters relating to past due vendor payments.

                      (c) Title to Property.

                             (1)    A list of all assets being transferred by
Seller in connection with its Clean Room Distribution Product Group, is set forth on Exhibit A attached hereto, which Assets represent all of the Seller's intangible assets in connection with the business of the Group. The Seller owns all right, title and interest in and to all of the Assets, free and clear of all mortgages, liens,

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pledges, charges or encumbrances of any nature whatsoever, except as set forth in Schedule 2(d) previously delivered to Buyer; and has taken all steps necessary or otherwise required to perfect and protect its rights in and to their respective properties and assets, including intangibles.

                             (2) The Seller is not restricted by agreement from
carrying on the Group's business anywhere in the United States.

                             (3) Seller acknowledges that Buyer may recruit
present employees of the Group but is not obligated to do so.

                      (d)    Investment Representation:

                             (i) Seller represents that it is acquiring the
shares of Common Stock of Buyer (the "Securities") for its own account for investment only and not with a view towards distribution or resale, and agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of, or offer to dispose of, the Securities unless the Securities have been registered under the Securities Act of 1933 (the "Act") and applicable state securities laws or such registration is not required in the opinion of counsel for the Seller reasonably acceptable to the Seller. Any routine sale of the Securities may require compliance with some exemption under the Act prior to resale. Seller understands that certificates for the Securities issued pursuant to this Agreement shall bear the following legend:

        "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE SELLER THAT AN EXEMPTION FROM REGISTRATION FOR SUCH SALE, OFFER, TRANSFER, HYPOTHECATION OR OTHER ASSIGNMENT IS AVAILABLE UNDER SUCH ACT.


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                             (ii) Seller represents that (i) it is subscribing
for the Securities after having made adequate investigation of the business, finances and prospects of Buyer, (ii) it has been furnished any information and materials relating to the business, finances and operation of Buyer and information and materials relating to the offer and sale of the Securities which it has requested, including, but not limited to the filings by Buyer under the Securities Exchange Act of 1934, and it has been given an opportunity to make any further inquiries desired of the management and any other personnel of the Buyer as received satisfactory responses to such inquiries.

                  3. Representations and Warranties of Buyer. Buyer represents and warrants as follows:

                           (a) Organization, Power and Qualification. Buyer is a
corporation duly organized and validly existing, and is in good standing, under the laws of its jurisdiction of incorporation or organization, has the power and authority to own its property and to carry on its business as now being conducted and hereafter proposed to be conducted and is duly qualified and is in good standing as a foreign corporation or partnership, and authorized to do business, in all jurisdictions in which the character of its properties and assets or the nature of its business as now being conducted requires such qualification or authorization.

                           (b) Ability to Carry Out the Agreement, Etc. Buyer is
not subject to or bound by any provision of any certificate or articles of incorporation or by-laws, or to the best of Buyer's knowledge any mortgage, deed of trust, lease, note, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction, or any applicable provision of any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, governmental

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body, administrative agency or arbitrator which could prevent or be violated by or under which there would be a default as a result of, nor, is the consent of any person which has not been obtained required for the execution, delivery and performance by the Buyer under this Agreement, or any agreements, contemplated hereunder.

                      (c) Validity of Agreement, Authority, Etc. The execution and delivery of, and performance by Buyer of its obligations under this Agreement and the other documents contemplated or referenced under this Agreement (collectively, the "Transaction Documents"), have been duly authorized by all necessary action of Buyer. This Agreement has been, and each other Transaction Document has been, or will be at the Closing Date, duly executed and delivered by Buyer and (assuming valid execution and delivery by the other party) the Transaction Documents are, or will be at the Closing Date, the valid and binding obligation of it, enforceable in accordance with their terms, except as may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or laws affecting the rights and remedies of creditors generally, and (ii) the availability of the remedy of specific performance, injunctive relief or other equitable relief, whether applicable applied by a court of law or equity, including the exercise of judicial discretion in accordance with general principles of equity.

                      (d) Litigation. There are no judicial or administrative actions, suits, proceedings or investigations pending, or threatened, which question the validity of or conflict with the terms of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, nor does any basis exist for any such action, suit, proceeding or investigation.


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                      (e) Distribution Buyer agrees and acknowledges that Seller is not required to use Buyer to distribute any products Seller presently manufactures, although Seller may enter into such agreements with Buyer.

               4. Conduct of the Business of the Seller Pending the Closing Date. From and after the date of this Agreement and until the Closing Date:

                      (a) Full Access. Buyer and its authorized representatives shall have full access, during normal business hours, to all properties, books, records, contracts and documents of the Seller, and the Seller shall furnish or cause to be furnished to Buyer and its authorized representatives all information with respect to the affairs and business of the Seller as Buyer may request.

                      (b) Carry On In Regular Course. The Seller shall carry on the business of the Group diligently and substantially in the same manner as heretofore and shall not make or institute any unusual or novel methods of trade, purchase, sale, lease, management, accounting or operation.

                      (c) Contracts and Commitments. The Seller shall not enter into any contract or commitment or engage in any transaction not in the usual and ordinary course of the business of the Group and consistent with past practices without the prior written consent of the Buyer.

                      (d) Preservation of Organization and Employees. The Seller will use its best efforts (without making any commitments on behalf of Buyer) to preserve the business of the Group organization intact, to keep available to Buyer its key officers and employees, and to preserve for Buyer the present relationships of the Seller and its suppliers and others having business relations


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with it. The Seller will not change its present relationships with its employees as set forth in Schedule 5(c) hereof.

                      (e) Information to be Furnished. The Seller will furnish or make available to Buyer all the information concerning the Seller required for inclusion in any statement or application made by Buyer to any governmental body in connection with the transaction contemplated by this Agreement, and the Seller represents and warrants that all such information furnished to Buyer for such applications or statements shall be true and correct in all respects without omission of any material fact required to be stated to make any such information not misleading.

               5. Survival of Representations and Warranties. All representations, warranties, and agreements of the Seller and Buyer contained herein (including all schedules and exhibits hereto) or in any document, statement, certificate or other instrument referred to herein or delivered hereunder in connection with the transactions contemplated hereby shall survive the Closing.

               6. Conditions Precedent to Buyer's Obligations. Each and every obligation of Buyer to be performed on the Closing Date or thereafter, as the case may be, shall be subject to the satisfaction prior thereto of the following conditions:

                      (a) Representations and Warranties True at the Closing Date. The representations and warranties made by the Seller in this Agreement or given on their behalf hereunder shall be true on and as of the Closing Date with the same effect as through such representations and warranties had been made or given on and as of the Closing Date.


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                      (b) Compliance with Agreement. The Seller shall have
performed and complied with all of its obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date.

                      (c) Certificate of Fulfillment of Conditions. There shall be delivered to Buyer a certificate of the Seller certifying in such detail as Buyer may specify the fulfillment of conditions set forth in subsections (a),
(b), (c) and (d) of this Section 5.

                      (d) Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transaction contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in form and substance to Buyer, and the Seller shall have made available to Buyer for examination the originals or true and correct copies of all records and documents relating to the business and affairs of the Seller, which Buyer may request in connection with said transaction. The Seller shall have complied with all statutory requirements for the valid consummation by the Seller of the transaction contemplated by this Agreement.

                      (e) No Litigation. No investigation, suit, action or other proceeding shall be threatened or pending before any court or governmental agency which in the opinion of Buyer's counsel is likely to result in the restraint, prohibition or the obtaining of damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, or in connection with any claim against the Seller, not disclosed by the Schedules attached hereto.

                      (f) All Documents. All documents required by Section 9(a) of this Agreement shall have been delivered to the Buyer.


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               7. Conditions Precedent to the Seller's Obligations. Each and
every obligation of the Seller to be performed on the Closing Date shall be subject to the satisfaction prior thereto of the following conditions:

                      (a) Representations and Warranties True at the Closing Date. Buyer's representations and warranties contained in this Agreement shall be true at and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date.

                      (b) Compliance with Agreement. Buyer shall have performed and complied with its obligations under this Agreement which are to be performed or complied with prior to or on the Closing Date.

                      (c) Notes. Buyer shall have delivered the First Note and the Second Note.

                      (d) All Documents. All documents required by Section 9(b) of this Agreement shall have been delivered to the Seller.

               8. Indemnification and Resolution of Disputes.

                      (a) Indemnification by Seller. Seller shall indemnify and hold harmless Buyer, and shall reimburse Buyer for, any loss, liability, claim, damage, expense (including, but not limited to, reasonable cost of investigation and defense and reasonable attorneys' fees) or diminution of value (collectively, "Damages") arising from or in connection with (a) any inaccuracy in any of the representations and warranties of Seller pursuant to this Agreement or in any certificate delivered by the Seller pursuant to this Agreement, or any actions, omissions or states of facts inconsistent with any such representation or warranty, or (b) any failure by the Seller to perform or comply with any provision of this Agreement. The obligations of the Seller to indemnify and hold harmless Buyer shall also apply to any action, claim or suit which arises from the operations of the Seller prior to the


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Closing Date, to the extent that the Seller's liability therefore is not covered by insurance, whether or not such action, claim or suit is disclosed in this Agreement or the Schedules attached hereto. Buyer shall indemnify and hold harmless Seller, and shall reimburse Seller for any Damages arising from (a) any inaccuracy in any of the representations and warranties of Buyer in this Agreement or in any certificate delivered by the Buyers pursuant to this Agreement, or any actions, omissions or states of facts inconsistent with any such representation or warranty, or (b) any failure by the Buyer to perform or comply with any provision of this Agreement.

                      (b) Procedure for Indemnification. Promptly after receipt by an indemnified party under Section 7(a) above, of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such section, give notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not receive it of any liability that it may have to any indemnified party except to the extent the defense of such action by the indemnifying party is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof with counsel reasonable satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such section for any fees of other counsel or any other expenses, in each case subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation, If an indemnifying party assume the defense of such an action, (a) no compromise or settlement thereof may be effected by the indemnifying party


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without the indemnified party's consent (which shall not be unreasonable withheld) unless (i) there is no finding or admission of any violation of law or any violation of the rights of any person which is not fully remedied by the payment referred to in clause (ii) and no adverse effect on any other claims that may be made against the indemnified party and (ii) the sole relief provided is monetary damages that are paid in full by the indemnifying party, (b) the indemnifying party shall have no liability with respect to any compromise or settlement thereof effected without its consent (which shall not be reasonably withheld) and (c) the indemnified party will reasonable cooperate with the indemnifying party in the defense of such action. If notice is given to an indemnifying party of the commencement of any action and it does not, within 15 days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense thereof, the indemnifying party shall be bound by any determination made in such action or any compromise or settlement thereof effected by the indemnified party. Notwithstanding the foregoing, if an indemnified party determined in good faith that there is a reasonable probability that an action may materially and adversely affect it or its affiliated other than as a result of monetary damages, such indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise or settle such action, but the indemnifying party shall not be bound by any determination of an action so defended or any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld).

               9. Termination and Abandonment. This Agreement may be terminated and the sale provided for by this Agreement may be abandoned without liability on the part of any party to the other, on or before the Closing Date:

                      (a) by mutual consent of Buyer and the Seller;



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                      (b) by Buyer

                           (1) if an examination of the Group by Buyer, or
its authorized representatives, shows that since ___________, there has been a material and adverse change in the financial condition of the Group its operations from that shown in the financial statements referred to in subsection
(b)(1) of Section 2, or shows that such financial statements do not completely, truly and correctly reflect and fairly present the financial conditions and results of operations of the Seller in all material respects; or

                             (2) if any of the events or conditions specified in
subsection (b)(2) of Section 2 have occurred; or

                             (3) if any of the conditions provided for in
Section 5 of this Agreement have not been met and have not been waived by Buyer in writing;

                             (4) by the Seller if any of the conditions of
Section 6 of this Agreement have not been met and have not been waived in writing by the Seller.

                                 In the event of termination and abandonment by
any party, as above provided in this Section 8, prompt written notice shall be given to the other party.

               10. Closing Date. The closing with respect to the transactions contemplated hereunder shall take place at the offices of McLaughlin & Stern, LLP, 260 Madison Avenue, New York, New York, at 10:00 a.m. local time on ________. Buyer may, at its option, delay the Closing Date until two business days after the closing of its pending private placement, but no later than ______________, upon written notice to the Seller. Such date (or such earlier date) is hereinafter referred to as the "Closing Date".


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                      At the Closing,

                      (a) The Seller shall deliver to Buyer the following:

                             (1) a certificate of fulfillment of conditions
signed by an authorized officer of the Seller, referred to in subsection (e) of
Section 5 hereof;

                             (2) consents of any party to any contract to which
the Seller is a party and whose consent is required by reason of the transactions contemplated by this Agreement, as set forth on Schedule ___.

                             (3) such other and further documents, instruments
and certificates not inconsistent with the provisions of this Agreement, executed by Seller as Buyer shall reasonably require to carry out and effectuate the purposes and terms of this Agreement.

                      (b) Buyer shall deliver to the Seller the following:

                             (1) a stock certificate issued to Laminaire
Corporation in the amount of 100,000 shares of Common Stock of Buyer;

                             (2) The First Note executed by the Buyer; (3) the
Second Note executed by the Buyer;

               10. Operation of the Buyer and Seller after the Closing Date. Buyer covenants as follows:

                      (a) Separate Books and Records. Buyer shall cause the Seller to maintain separate records for the operations of the Group's business.

                      (b) Registration. Buyer acknowledges that pursuant to an engagement letter between Buyer and Kashner Davidson Securities Corporation, Buyer shall try to register


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1,000,000 shares of its Common Stock in good faith in a public offering, pursuant to the rules and regulations of the Securities Act of 1933, as amended.

               11. Brokerage. The Seller represents and warrants that it has not engaged the services of any broker or finder hereunder, and agrees to indemnify and hold the Buyer harmless against any claim for brokers' or finders' fees or compensation in connection with the transactions herein provided for by any person, firm or corporation claiming a right to the same because engaged by the Seller. Buyer represents and warrants to the Seller that it has not engaged the services of any broker or finder in connection with the transactions herein provided for and agrees to indemnify and hold harmless Seller against any claims for brokers' or finders' fees or compensation in connection with the transactions herein provided for by any other person, firm or corporation claiming a right to the same because engaged by Buyer or its subsidiaries.

               12. Miscellaneous.

                      (a) Nature and Survival of Representations. All statements contained in any certificate, instrument, schedule or document delivered by or on behalf of any of the parties pursuant to this Agreement and the transactions contemplated hereby shall be deemed representations and warranties by the respective parties hereunder. All representations and warranties made by the parties each to each other in this Agreement or pursuant hereto shall survive, except to the extent waived in writing by the parties hereto, the consummation of the transactions contemplated by this Agreement, notwithstanding any investigation heretofore or hereafter made by any of them or on behalf of any of them. Each Schedule delivered in accordance with this Agreement shall be deemed to include and refer to every other Schedule hereto.


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                      (b) Entire Agreement.  This Agreement, together with
the Exhibits and Schedules delivered pursuant to this Agreement, sets forth the entire agreement and understanding between the parties as to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every and any nature between them, and no party shall be bound by any condition, definition, warranty, or representation, other than expressly set forth or provided for in this Agreement, or as may be, on or subsequent to the date hereof, set forth in writing and signed by the party to be bound thereby. This Agreement may not be changed or modified, except by agreement in writing, signed by all of the parties hereto.

                      (c) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors in interest of the respective parties hereto.

                      (d) Laws Governing. This Agreement shall be construed and interpreted according to the law of the State of New York as applied to contracts executed and performed in the State of New York.

                      (e) Assignment. This Agreement shall not be assigned by the Seller or Buyer.

                      (f) Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, or overnight courier, telecopied or mailed, certified or registered mail, with first-class postage page, (a) if to the Seller, 960 East Hazelwood Avenue, Rahway, New Jersey 07065, or to such other person and place as the Seller shall furnish to Buyer in writing, with a copy to________________ _______________________________________; and, (b) if to
Buyer, _________, or to such other


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person and place as Buyer shall furnish to the Seller in writing with a copy to
Steven W. Schuster, Esq., McLaughlin & Stern, LLP, 260 Madison Avenue, New York, New York 10016. All notices shall be deemed given upon receipt.

                      (g) Further Instruments.  The Seller will, on the
Closing Date or such other date as Buyer may request, without cost or expense to Buyer, execute and deliver or cause to be executed and delivered to Buyer such other action as Buyer may reasonably request to more effectively consummate the transactions contemplated by this Agreement and confirm and assure Buyer title thereto.

                      (h) Counterparts. This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                      (i) Headings. The headings in the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof.

                      (j) Expenses. Buyers, on one hand, and Seller on the other hand, shall bear their own respective expenses, including professional fees, incurred in connection with this Agreement and the Transaction Documents.

                      (k) Transfer Taxes. Except as specifically provided below, Seller shall pay any state or local sales, transfer or like taxes, including but not limited to real estate transfer taxes, payable in connection with the transactions contemplated pursuant to this Agreement, it being understood that each Seller is solely responsible for his or her personal income tax obligations arising from the sale of his or her stock as contemplated hereunder.


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                      (l) Confidentiality. Each party shall maintain the
existence of this Agreement and the other Transaction Documents, and the terms and conditions described therein ("Confidential Information") strictly confidential. No party may disclose any Confidential Information to any third party (other than to its legal, accounting or financial advisors) without the prior consent of the other party. Any press release will be subject to the prior consent of the parties. The parties acknowledge that any press release or other disclosure required to be made by Buyer in order for it to comply with any federal or state securities laws shall not be subject to Seller's prior review.

                      (m) Severability. If any provision of this Agreement is held by any court of competent jurisdiction to be illegal, invalid or unenforceable, such provision shall be of no force and effect, but the illegality, invalidity or unenforceability shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.



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               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            LAMINAIRE CORPORATION


                                            By: /s/ Peter Danielle
                                               --------------------------------
                                               Name:  Peter Danielle
                                               Title: Treasurer




                                            THE SL GROUP, INC.

                                            By: /s/ Edward Heil
                                               --------------------------------
                                               Name:  Edward Heil
                                               Title: President






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